                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                 July 30, 1997


                          SmarTalk TeleServices, Inc.
            (Exact name of registrant as specified in its charter)


                                  California
                   (State or jurisdiction of incorporation)


        0-21579                                           95-4502740
(Commission File Number)                       (IRS Employer Identification No.)



1640 South Sepulveda Boulevard, Suite 500, Los Angeles, CA            90025
          (Address of principal executive offices)                  (Zip Code)



                                (310) 444-8800
                        (Registrant's Telephone Number)

Item 5. Other Events.


          On July 30, 1997, SmarTalk TeleServices, Inc., a California corporation ("SmarTalk"), SMTK Acquisition Corp. II, a Delaware corporation and wholly owned subsidiary of SmarTalk ("SMTK"), and ConQuest Telecommunication Services Corp., a Delaware corporation ("ConQuest"), signed an Agreement and Plan of Reorganization and Merger, dated as of July 30, 1997 (the "Agreement"). The Agreement provides for the merger of SMTK with and into ConQuest and for ConQuest to be the surviving corporation and wholly owned subsidiary of SmarTalk after the merger.

          Pursuant to the Agreement, the holders of ConQuest common stock will receive an aggregate of 4,846,640 shares of SmarTalk common stock as consideration for the merger. Each share of ConQuest common stock will be converted into the right to receive approximately 7.63 shares of SmarTalk common stock. The Agreement is filed as Exhibit 2.1 hereto.

          The merger consideration was determined based upon arms-length negotiations between SmarTalk and ConQuest. Prior to signing the Agreement, there was no material relationship between SMTK, SmarTalk, or the SmarTalk shareholders, on the one hand, and ConQuest, any affiliates of ConQuest, any director or officer of ConQuest, or any associate of any director or officer, on the other hand.

          SmarTalk is engaged in a similar telecommunications product and service business as ConQuest, and intends to use ConQuest's assets in the same manner as used by ConQuest prior to the Agreement, and operate ConQuest as a wholly-owned subsidiary of SmarTalk.

          In addition, on July 31, 1997, SmarTalk issued a press release announcing the execution of the Agreement, which press release is filed as
Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

              2.1  Agreement and Plan of Reorganization and Merger, dated
                   July 30, 1997, among SmarTalk TeleServices, Inc., SMTK Acquisition Corp. II, and ConQuest Telecommunication Services Corp.(1)

              99.1 Press release, dated July 31, 1997, of SmarTalk TeleServices,
                   Inc.
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              (1) SmarTalk shall supplementally furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

                                  SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               SMARTALK TELESERVICES, INC.
                                                       (Registrant)



                                               By /s/ Erich L. Spangenberg
                                                 --------------------------
                                                 Erich L. Spangenberg
                                                 President and Chief Operating
                                                 Officer

Date: August 14, 1997

                                 EXHIBIT INDEX


Number    Subject Matter
------    --------------
2.1       Agreement and Plan of Reorganization and Merger, dated July 30, 1997, among SmarTalk TeleServices, Inc., SMTK Acquisition Corp. II and
          ConQuest Telecommunication Services Corp. (without schedules)(1).

99.1      Press release, dated July 31, 1997, of SmarTalk TeleServices, Inc.

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(1) SmarTalk shall supplementally furnish a copy of any omitted schedule to the
    Securities and Exchange Commission upon request.